EXHIBIT 10.1

FIRST AMENDMENT TO

PLAS2FUEL LICENSE AGREEMENT

This First Amendment to the Plas2Fuel License Agreement (this "First Amendment") is made and entered to as the of the 18 day of May, 2010 (the "Effective Date") by and between GREEN ENVIRO TECH (the "Producer") and PLAS2FUEL, INC., a Washington corporation ("Plas2Fuel"). The Producer and Plas2Fuel may be referred to individually as a "Party" or collectively as the "Parties."

RECITALS

WHEREAS, on December 12, 2009, the Parties entered into that certain Plas2Fuel License Agreement (the "License"); and

WHEREAS, the Parties now desire to amend the License to include an exclusivity provision in favor of the Producer as set forth further herein.

AGREEMENT

NOW THEREFORE, the Parties, in consideration of the foregoing premises and the mutual promises contained herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, agree as follows:

1.
Exclusive Right to North America. Subject to Section 2 of this First Amendment, Plas2Fuel hereby grants to the Producer the exclusive right to the Auto Shredder Residential ("ASR") market within North America (the "Exclusivity Right"), except for those producers listed in Exhibit A for a period commencing on the Effective Date and expiring on January 1, 2021 (the "Term"), and Plas2Fuel agrees to not engage in, either alone or in concert with any third-party, any activity in direct competition within the Producer's activities within the ASR market within North America during the Term.

2.	Purchase of Plastic Reclamation Units. The Exclusivity Right shall be contingent on the Producer purchasing and paying in full from Plas2Fuel the following:

a.	Twelve (12) Plastic Reclamation Units ("PRU's") between January 1 2010 and December 31, 2010;

b.	Twenty (20) PRU's between January 1, 2011 and December 31, 2011; and

c.	Forty (40) PRU's between January 1, 2012 and December 31, 2012; and

d.	Forty (40) PRU's between January 1, 2013 and December 31, 2013; and

e.	Forty (40) PRU's between January 1, 2013 and December 31, 2014; and

f.	Forty (40) PRU's between January 1, 2013 and December 31, 2015; and

g.	Forty (40) PRU's between January 1, 2013 and December 31, 2016; and

h. Forty (40) PRU's between January 1, 2013 and December 31, 2017; and

i. Forty (40) PRU's between January 1, 2013 and December 31, 2018; and

j. Forty (40) PRU's between January 1, 2013 and December 31, 2019; and

k. Forty (40) PRU's between January 1, 2013 and December 31, 2020;

In the event the Producer fails to purchase the requisite PRU's in any given year as set forth above, within thirty (30) days of receipt of a written notice of default from Plas2Fuel, the Exclusivity Right shall terminate and be of no further force or effect.

3. Effectiveness. This First Amendment shall be effective as of Effective Date.

4.
Validity of Agreement; Conflicts. All terms, conditions and provisions contained in the License not amended by this First Amendment shall remain unchanged, valid and in full force and effect, binding upon the Producer and Plas2Fuel; provided, however, that in the event of any conflict between the terms of this First Amendment and the terms of the License, the terms of this First Amendment shall control.

5.	Multiple Counterparts. This First Amendment may be executed in more than one counterparts, each of which shall be deemed an original and all of which constitute, collectively, one agreement.

6.	Capitalized Terms. Capitalized terms used, but not otherwise defined in this First Amendment, shall be as defined in the License.

7.	Governing Law. This First Amendment shall be governed by and construed in accordance with the law of the state of Oregon.

SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have duly executed this First Amendment as of the Effective Date.

Producer:	Plas2Fuel:

/s/ Gary M. De Laurentiis	/s/ Brent Bostwick
(Signature)	(Signature)

Gary M. De Laurentiis	Brent Bostwick
(Printed Name)	(Printed Name)

CEO	Vice President, Plas2Fuel Corporation
(Title)	(Title)

Date: 5-19-2010	Date: May 18, 2010

Address for giving notices:	Address for giving notices:
Plas2Fuel Corporation
7904 SW Hunziker Street
Tigard, OR 97223

Exhibit A

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